Exhibit 99.1

Lantronix Reports Results for Third Quarter of Fiscal 2023

•	Third Quarter Net Revenue of $33.0 Million, Up 5 Percent Sequentially and 2 Percent Year over Year

•	Third Quarter GAAP EPS of ($0.08) vs. ($0.09) in the Prior Year

•	Third Quarter Non-GAAP EPS of $0.06 vs. $0.08 in the Prior Year

IRVINE, Calif., May 10, 2023 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Industrial Internet of Things (IoT) and the Intelligent IT market, today reported results for its third quarter of fiscal 2023.

Net revenue totaled $33.0 million, up five percent sequentially and two percent year over year.

GAAP EPS of ($0.08), compared to ($0.09) in the prior year and ($0.07) in the prior quarter.

Non-GAAP EPS of $0.06, compared to $0.08 in the prior year and $0.04 in the prior quarter.

Business Outlook

The company currently expects fourth quarter fiscal year 2023 revenues in a range of $33 to $36 million and non-GAAP EPS in a range of $0.06 to $0.08 per share.  For fiscal year 2024, the company expects revenue in a range of $175 to $185 million and non-GAAP EPS in a range of $0.50 to $0.60 per share.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Wednesday, May 10, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the third quarter of fiscal 2023 that ended March 31, 2023. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q3 FY 2023 call. The webcast will be available simultaneously via the investor relations section of the Company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on May 10, 2023, at the Lantronix website. A telephonic replay will also be available through May 17, 2023, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 8176277.

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About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2023. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions, failure by the United States Government to resolve the debt ceiling issue, issues relating to the stability of the Company’s financial and banking institutions, or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand;  the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 29, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022, filed with the SEC on February 9, 2023 including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2023 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$12,795	$17,221
Accounts receivable, net	25,609	26,262
Inventories, net	51,725	37,679
Contract manufacturers' receivables	2,315	3,454
Prepaid expenses and other current assets	3,445	5,417
Total current assets	95,889	90,033
Property and equipment, net	4,813	3,652
Goodwill	27,858	20,768
Purchased intangible assets, net	12,029	14,559
Lease right-of-use assets	10,413	8,037
Other assets	485	325
Total assets	$151,487	$137,374

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$15,189	$20,644
Line of credit	–	–
Accrued payroll and related expenses	3,073	4,729
Current portion of long-term debt, net	2,484	1,671
Other current liabilities	25,206	8,477
Total current liabilities	45,952	35,521
Long-term debt, net	16,972	14,274
Other non-current liabilities	10,535	7,683
Total liabilities	73,459	57,478

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	294,505	289,046
Accumulated deficit	(216,852)	(209,525)
Accumulated other comprehensive income	371	371
Total stockholders' equity	78,028	79,896
Total liabilities and stockholders' equity	$151,487	$137,374

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2023	2022	2022	2023	2022
Net revenue	$32,964	$31,506	$32,324	$96,265	$93,710
Cost of revenue	18,328	17,712	18,708	53,799	53,191
Gross profit	14,636	13,794	13,616	42,466	40,519
Operating expenses:
Selling, general and administrative	9,946	9,813	8,326	28,916	25,167
Research and development	5,067	5,084	4,483	14,677	12,834
Restructuring, severance and related charges	490	82	51	664	760
Acquisition-related costs	–	102	154	315	763
Fair value remeasurement of earnout consideration	140	(673)	1,203	(533)	2,462
Amortization of purchased intangible assets	1,424	1,497	1,479	4,340	4,112
Total operating expenses	17,067	15,905	15,696	48,379	46,098
Loss from operations	(2,431)	(2,111)	(2,080)	(5,913)	(5,579)
Interest expense, net	(465)	(354)	(303)	(1,081)	(1,277)
Loss on extinguishment of debt	–	–	(764)	–	(764)
Other income (expense), net	(29)	(26)	32	(21)	(25)
Income (loss) before income taxes	(2,925)	(2,491)	(3,115)	(7,015)	(7,645)
Provision for income taxes	140	118	75	312	223
Net income (loss)	$(3,065)	$(2,609)	$(3,190)	$(7,327)	$(7,868)
Net income (loss) per share - basic and diluted	$(0.08)	$(0.07)	$(0.09)	$(0.20)	$(0.25)
Weighted-average common shares - basic and diluted	36,548	36,352	34,695	36,105	31,925

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2023	2022	2022	2023	2022

GAAP net income (loss)	$(3,065)	$(2,609)	$(3,190)	$(7,327)	$(7,868)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	47	61	80	159	280
Employer portion of withholding taxes on stock grants	1	–	1	13	9
Amortization of manufacturing profit in acquired inventory	77	80	–	181	380
Depreciation and amortization	116	118	161	364	425
Total adjustments to cost of revenue	241	259	242	717	1,094
Selling, general and administrative:
Share-based compensation	1,293	1,434	1,264	4,132	3,568
Employer portion of withholding taxes on stock grants	25	10	25	167	129
Depreciation and amortization	280	260	78	695	220
Total adjustments to selling, general and administrative	1,598	1,704	1,367	4,994	3,917
Research and development:
Share-based compensation	388	370	268	1,090	745
Employer portion of withholding taxes on stock grants	5	2	10	29	28
Depreciation and amortization	37	63	79	164	224
Total adjustments to research and development	430	435	357	1,283	997
Restructuring, severance and related charges	490	82	51	664	760
Acquisition related costs	–	102	154	315	763
Fair value remeasurement of earnout consideration	140	(673)	1,203	(533)	2,462
Loss on extinguishment of debt	–	–	764	–	764
Amortization of purchased intangible assets	1,424	1,497	1,479	4,340	4,112
Litigation settlement cost	250	80	–	330	–
Total non-GAAP adjustments to operating expenses	4,332	3,227	5,375	11,393	13,775
Interest expense, net	465	354	303	1,081	1,277
Other (income) expense, net	29	26	(32)	21	25
Provision (benefit) for income taxes	140	118	75	312	223
Total non-GAAP adjustments	5,207	3,984	5,963	13,524	16,394
Non-GAAP net income	$2,142	$1,375	$2,773	$6,197	$8,526

Non-GAAP net income per share - diluted	$0.06	$0.04	$0.08	$0.17	$0.25

Denominator for GAAP net income per share - diluted	36,548	36,352	34,695	36,105	31,925
Non-GAAP adjustment	839	819	1,992	1,066	1,967
Denominator for non-GAAP net income per share - diluted	37,387	37,171	36,687	37,171	33,892

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022	March 31, 2023	March 31, 2022
Embedded IoT Solutions	$16,055	$13,668	$15,349	$44,818	$43,329
IoT System Solutions	14,034	14,913	14,862	43,568	44,386
Software & Services	2,875	2,925	2,113	7,879	5,995
	$32,964	$31,506	$32,324	$96,265	$93,710

	Three Months Ended			Nine Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022	March 31, 2023	March 31, 2022
Americas	$19,095	$19,688	$20,448	$59,713	$58,748
EMEA	6,380	4,905	5,071	16,486	15,481
Asia Pacific Japan	7,489	6,913	6,805	20,066	19,481
	$32,964	$31,506	$32,324	$96,265	$93,710

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